                                                                   EXHIBIT 10.19


Molecular Simulations, Inc. 9685 Scranton Road, San Diego, CA 92121-3752, (619) 458-9990, Fax: (619) 458-0136


Date:     June 10, 1996

To:       David Hiatt                        From:    Mick Savage

Dept:     Finance & Administration           Dept:    Executive

Subject:  1996 Compensation Plan for Lissa Goldenstein

                                INTEROFFICE MEMO

Please implement the following 1996 Compensation Plan for Lissa Goldenstein. All components are effective as of 1 January 1996 unless otherwise noted.

1. Lissa's annual base salary will be $130,000 effective 1 April 1996. This salary increase will be retroactive and subject to normal withholdings.

2. She will be paid commissions quarterly based on the percentage commission schedule in the attached table. She will earn $66,500 at 100% of her 1996 New Business Margin and consortia-renewal goal of $28,642,025.

3. She will be paid quarterly bonuses of $4K, $6K, $2K, and $4K for meeting the quarterly NBM targets of $5,812K; $5,360K; $5,995K; and $8,533K. In addition, if Lissa has achieved the combined goal for Q1 and Q2 ($11,172K) as of 30 June 1996, she will earn any otherwise unearned Q1 or Q2 quarterly bonuses. In a similar fashion, if Lissa has achieved the combined goal for Q3 and Q4 as of 31 December 1996, she will earn any otherwise unearned Q3 and Q4 quarterly bonuses. These targets are shown by territory in the attached table.

4. She will be eligible for a bonus equal to $2,000 for each full percentage point that actual NBM exceeds 100% of her 1996 annual NBM target of $25,700K; note that this excludes consortia renewals.

5. She will be eligible to earn up to $27,500 in additional bonuses based on her performance against a set of MBOs that I will forward to you at a later date.

6. Her car allowance will continue at the current amount of $6,000 per year.

7. She will be guaranteed 6 months severance in the event her employment is terminated for any reason other than lack of performance.

8. All provisions of the sales compensation plan provided to other US sales representatives will apply to her commission and bonus payments.

/s/ Michael J. Savage                            /s/ Lissa A. Goldenstein
_______________________________                  _______________________________


                                       1.

Molecular Simulations, Inc.
1996 Sales Comp Plan
Lissa Goldenstein


                                  96 COMP PLAN

Base Salary                $130.0K
Commissions                $66.5K
Quota                      $28,642K

Rates:

0-50%           $14,321K         0.139%        $19.95
50-75%          $7,161K          0.232%        $16.63
75-100%         $7,161K          0.418%        $29.93        $66.50
100-125%        $7,161K          0.418%        $29.93
>125%                            0.418%


Quarterly Bonuses:               $16.0K
MBO Bonus:                       $27.5K
>100% Bonus                      $2K/1% over NBM Target ($25,700K)

                          Achvmt            Qrtrly              MBO
                          ------            ------              ---
Bonuses @ 75%                               $10.00            $ 0.00
Bonuses @ 90%                               $14.00            $15.00
Bonuses @ 100%                              $16.00            $27.50
Bonus @ 125% of Q          $50K             $16.00            $27.50


                                            Cmmens             Total
                                            + Bonus            Comp

Compensation @:

         $21,482            75%             $ 36.58           $166.58
         $25,778            90%             $ 83.53           $213.53
         $28,642           100%             $110.00           $240.00
         $35,803           125%             $189.93           $319.93
         $38,667           135%             $221.90           $351.90

Quota equals NBM target plus consortia renewals.


                                       2.

New Business Margin Targets:  License, Yr1 Mtnc, & Contract:

NBM (Q targets, not budget)       Q1       Q2       Q3       Q4       Total
U.S. (20,22,23,35)               2,200    2,420    2,530    3,850    11,000
Europe (20,22,23,35)             1,880    2,068    2,162    3,290     9,400
Japan (35,15,25,24)              1,612      630    1,050    1,008     4,200
Asia Pacific (20,22,23,35)         220      242      263      385     1,100
Consortia
Contracts
Maintenance

Total New Sales Margin           5,812    5,360    5,995    8,533    25,700
                                  22.6%    20.9%    23.3%    33.2%    100.0%


                                       3.

1996 Quotas
Worldwide

                          Q1          Q2          Q3           Q4          NBM      Renewals       Total
U.S.                   2,200,000   2,420,000   2,530,000   3,850,000   11,000,000   1,311,375   12,311,375
Europe                 1,880,000   2,068,000   2,162,000   3,290,000    9,400,000   1,227,650   10,627,650
Japan                  1,512,000     630,000   1,050,000   1,008,000    4,200,000     278,000    4,478,000
Asia Pacific             220,000     242,000     253,000     385,000    1,100,000     125,000    1,225,000
Total                  5,812,000   5,360,000   5,995,000   8,533,000   25,700,000   2,942,025   28,642,025


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